                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 1998

                          COMMONWEALTH EDISON COMPANY
             (Exact name of registrant as specified in its charter)

        Illinois                    1-1839                   36-0938600
     (State or other       (Commission File Number)         (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

 37th Floor, 10 South Dearborn Street,                 60690-0767
 Post Office Box 767, Chicago, Illinois                (Zip Code)
    (Address of principal executive
                offices)

       Registrant's telephone number, including area code: (312) 394-4321
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ITEM 5. OTHER EVENTS

  The purpose of this Current Report is to file certain financial information regarding the Registrant (Commonwealth Edison Company) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

  Exhibits

     (23) Consent of Independent Public Accountants
     (27) Financial Data Schedule of Commonwealth Edison Company
     (99) Commonwealth Edison Company and Subsidiary Companies--Certain
           Financial Information as of and for the Year Ended December 31,
           1997:
          --Summary of Selected Consolidated Financial Data
          --Cash Dividends Paid Per Share of Common Stock
          --1997 Consolidated Revenues and Sales
          --Management's Discussion and Analysis of Financial Condition and
           Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Operations for the years 1997, 1996 and
           1995
          --Consolidated Balance Sheets--December 31, 1997 and 1996
          --Statements of Consolidated Capitalization--December 31, 1997 and
           1996
          --Statements of Consolidated Retained Earnings (Deficit) for the
           years 1997, 1996 and 1995
          --Statements of Consolidated Cash Flows for the years 1997, 1996 and
           1995
          --Notes to Financial Statements

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Commonwealth Edison Company
                                                 (Registrant)

                                          By:         Robert E. Berdelle
                                             ----------------------------------
                                                      Robert E. Berdelle
                                                          Comptroller

Date: February 18, 1998

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                       DESCRIPTION OF EXHIBIT
 -------                      ----------------------
  (23)   Consent of Independent Public Accountants
  (27)   Financial Data Schedule of Commonwealth Edison Company
  (99)   Commonwealth Edison Company and Subsidiary Companies--Certain
          Financial Information as of and for the Year Ended December 31,
          1997:
         --Summary of Selected Consolidated Financial Data
         --Cash Dividends Paid Per Share of Common Stock
         --1997 Consolidated Revenues and Sales
         --Management's Discussion and Analysis of Financial Condition
            and Results of Operations
         --Report of Independent Public Accountants
         --Statements of Consolidated Operations for the years 1997, 1996 and 1995
         --Consolidated Balance Sheets--December 31, 1997 and 1996
         --Statements of Consolidated Capitalization--December 31, 1997
          and 1996
         --Statements of Consolidated Retained Earnings (Deficit) for the
            years 1997, 1996 and 1995
         --Statements of Consolidated Cash Flows for the years 1997, 1996 and 1995
         --Notes to Financial Statements